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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 9, 2002

                             Boston Acoustics, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                   33-9875                 04-2662473
-------------------------------      -----------           -------------------
(State or Other Jurisdiction of      (Commission              (IRS Employer
       Incorporation)                File Number)          Identification No.)


    300 Jubilee Drive, Peabody, Massachusetts           01960
    -----------------------------------------         ----------
     (Address of Principal Executive Office)          (Zip Code)

Registrant's telephone number, including area code:  (978) 538-5000

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Item 4. Changes in registrant's certifying accountant.

     Effective June 28, 2002 we dismissed Arthur Andersen LLP as our independent auditor, which dismissal we reported on a Form 8-K filed on June 28, 2002. Subject to ratification by our shareholders at the annual meeting, we have engaged Ernst & Young LLP ("Ernst & Young") as our new independent auditor, effective July 9, 2002. The decision to engage Ernst & Young was recommended by the Audit Committee of our Board of Directors and was approved by our Board of Directors.

     During our two most recent fiscal years ended March 31, 2001 and March 30, 2002, and the subsequent interim period commencing March 31, 2002, we did not consult with Ernst & Young regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Boston Acoustics, Inc.

Date:  July 9, 2002                          By:   /s/ Debra A. Ricker-Rosato
                                             ---------------------------------
                                                   Vice President - Finance